SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   July 3, 2003
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                        INTERSTATE BAKERIES CORPORATION
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            (Exact name of Registrant as specified in its charter)


Delaware                          1-11165                           43-1470322
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(State or other          (Commission File Number)             (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)





12 East Armour Boulevard, Kansas City, Missouri                           64111
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      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    (816) 502-4000
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          (Former name or former address, if changed since last report)


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Item 7.         Financial Statements and Other Exhibits

      (c)  Exhibits

      Exhibit No.         Description

      Exhibit 99 Interstate Bakeries Corporation press release dated July 3,
2003.

Item 9.    Regulation FD Disclosure

      On July 3, 2003, Interstate Bakeries Corporation issued a press release announcing that, as a result of a revision to its self-insurance reserve estimates, the Company anticipates reporting results for its fourth quarter and 2003 fiscal year, which ended May 31, 2003, that are approximately 10 to 12 cents per diluted share below previously issued guidance. A copy of this press release is furnished as an exhibit to this report on Form 8-K and is incorporated herein by reference.

      The information contained in this report is being furnished pursuant to
Item 12 of Form 8-K, but is being provided under Item 9 as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                     * * *


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: July 7, 2003
                               By:  /s/ James R. Elsesser
                                    --------------------------------
                                    James R. Elsesser
                                    Chief Executive Officer



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


                                  EXHIBIT INDEX


      Exhibit No.         Description

      Exhibit 99 Interstate Bakeries Corporation press release dated July 3,
2003.




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